EXHIBIT 99.5

                                VOTING AGREEMENT


         VOTING AGREEMENT, dated as of November 13, 1998, by and among APOLLO INVESTMENT FUND IV, L.P., a Delaware limited partnership ("AIF IV"), APOLLO OVERSEAS PARTNERS IV, L.P., a Cayman Islands limited partnership ("AOP IV", and together with AIF IV, and including their respective successors and permitted assigns, the "Purchasers"), and David Margolese (the "Stockholder").

         WHEREAS, concurrently herewith, the Purchasers and CD Radio Inc., a Delaware corporation (the "Company"), are entering into a Stock Purchase Agreement pursuant to which the Company will issue to the Purchasers shares of one or more series of preferred stock of the Company having an aggregate liquidation preference of up to $200,000,000 (the "Purchase Agreement"); capitalized terms used herein without definition shall have the meanings ascribed to them in the Purchase Agreement;

         WHEREAS, the issuance of preferred stock of the Company pursuant to the Purchase Agreement is subject to stockholder approval as set forth in the Purchase Agreement;

         WHEREAS, the Stockholder is the record and beneficial owner of certain shares of Common Stock and exercises voting power with respect to certain additional shares of Common Stock; and

         WHEREAS, the Board of Directors of the Company has, prior to the execution of this Agreement, duly and validly approved and adopted the Purchase Agreement and the Contemplated Transactions;

         NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, and as an inducement to the Purchasers to enter into the Purchase Agreement, the parties hereto agree as follows:

         Section 1. Shares. (a) The Stockholder hereby represents and warrants that (i) he is the record and beneficial owner, as of the date hereof, of 1,600,000 shares of Common Stock (the "Owned Shares"), (ii) that he has the sole right and power to vote or to direct the voting of the Owned Shares and any shares acquired upon exercise of any options to purchase shares of Common Stock held by him as of the date of this Agreement, (iii) that he owns the Owned
Shares free and clear of all liens, charges, encumbrances, voting agreements and commitments of every kind, other than this Agreement and (iv) that pursuant to that certain Voting Trust Agreement, dated August 26, 1997, by and among Darlene Friedland, as Grantor, David Margolese, as Trustee, and the Company (the "Trust Agreement"), the Stockholder has the sole right and power to vote or direct the voting with respect to an additional 2,834,500 shares of Common Stock (the
"Trust Shares"). The Owned Shares, the Trust Shares, and any other shares of Common Stock or other securities of the Company entitled to vote with respect to the Contemplated Transactions that are acquired by the Stockholder after the date of this Agreement or with respect to which after the date of this Agreement Stockholder becomes entitled to vote or direct the voting are collectively referred to as "Voting Shares."
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         Section 2. Consent; Agreement to Vote. (a) The Stockholder agrees that, immediately following the execution and delivery of this Agreement and the Purchase Agreement, he shall execute and deliver, or cause to be executed and delivered by the record owner thereof, in accordance with Section 228 of the General Corporation Law of the State of Delaware (the "DGCL"), the Stockholder Consent in the form attached hereto as Annex A with respect to all Voting
Shares.

         (b) The Stockholder hereby further agrees that, during the term of this Agreement, he shall, from time to time, at the request of the Purchasers, (i) timely execute and deliver (or cause to be timely executed and delivered) an additional written consent with respect to, or (ii) vote, or cause to be voted, at any meeting of stockholders of the Company held prior to the earlier of the Closing and the termination of the Purchase Agreement, or at any adjournment or postponement of such meeting, in person or by proxy, all Voting Shares, (x) in favor of approval and adoption of the Purchase Agreement and the Contemplated Transactions, and any action required in furtherance thereof, and (y) against any action or agreement that would result in a material breach of any representation, warranty, covenant or obligation of the Company contained in the Purchase Agreement.

         (c) The Stockholder agrees that prior to the earlier of (1) the date that the Contemplated Transactions have been validly approved by written consent of holders of a majority of the outstanding shares of Common Stock of the Company or (2) the record date for a special meeting of stockholders of the Company called for the purpose of obtaining the requisite stockholder approval of the Contemplated Transactions, he will not contract to sell, sell or otherwise pledge, encumber, transfer or dispose of any shares of Common Stock owned beneficially or of record by him(or any interest therein or securities convertible thereinto or any voting rights with respect thereto) and will not encourage or assist any person to sell or otherwise dispose of the Trust Shares; provided, however that in the event of any such sale, transfer or other disposition, the Stockholder shall not (A) change his vote with respect to the matters referred to in clauses (x) and (y) of paragraph (b), (B) withdraw any consent, vote or proxy given pursuant to paragraph (a) or (b), or (C) cast any vote or deliver any proxy or written consent that could have the effect of frustrating, preventing or nullifying stockholder approval of the Contemplated Transactions.

         Section 3. Termination. In the event the Purchase Agreement is terminated in accordance with its terms, this Agreement shall automatically terminate and be of no further force or effect. Upon such termination, except for any rights any party may have in respect of any breach by any other party of its obligations hereunder, none of the parties hereto shall have any further obligation or liability hereunder.

         Section 4. Authority; Binding Effect. (a) The Stockholder represents and warrants that he has full power and authority to enter into, execute and deliver and perform his obligations under this Agreement and to make the representations and warranties made herein.

         (b) This Agreement constitutes the valid and binding agreement of the Stockholder, enforceable against him in accordance with its terms.

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         Section 5. Miscellaneous. (a) Notices, Etc. All notices or other communications required or permitted hereunder shall be in writing and shall be delivered personally, telecopied or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given if delivered personally or telecopied, on the date of such delivery or sent by reputable overnight courier, on the first business day following the date of such mailing, as follows:

                  If to the Purchasers:

                           c/o Apollo Management, L.P.
                           1301 Avenue of the Americas, 38th Floor
                           New York, NY 10019
                           Attention: Marc J. Rowan
                           Telecopy: (212) 261-4071

                           with a copy to:

                           Wachtell, Lipton, Rosen & Katz
                           51 West 52nd Street
                           New York, New York 10019
                           Attn: David A. Katz, Esq.
                           Telecopy: (212) 403-2000

                  If to the Stockholder:

                           David Margolese
                           CD Radio Inc.
                           1180 Avenue of the Americas
                           14th Floor
                           New York, New York 10036
                           Telecopy: (212) 899-5050

                           with a copy to:

                           Paul, Weiss, Rifkind, Wharton & Garrison
                           1285 Avenue of the Americas
                           New York, New York 10019
                           Attn: Mitchell S. Fishman
                           Telecopy: (212) 757-3990

or to such other address as such party shall have designated by notice received by each other party.

         (b) Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or, except as expressly set forth in Section 3, terminated, except by an instrument in writing signed by each party hereto.

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

         (c) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties and their respective successors and assigns; provided that neither the rights nor the obligations of any party may be assigned or delegated without the prior written consent of the other parties, except that the Purchasers may make any assignment permitted by the Purchase Agreement without the written consent of the Stockholder.

         (d) Specific Performance. The parties acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief or any requirement for a bond.

         (e) Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without regard to the principles of conflict of law thereof.

         (f) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

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

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                              APOLLO INVESTMENT FUND IV, L.P.

                              By: Apollo Advisors, IV, L.P., its general partner

                                  By: Apollo Capital Management IV, Inc., its
                                      general partner

                                      By: /s/ Andrew Africk
                                      ---------------------
                                      Name:  Andrew Africk
                                      Title: Vice President


                              APOLLO OVERSEAS PARTNERS IV, L.P.

                              By: Apollo Advisors, IV, L.P., its general partner

                                  By: Apollo Capital Management IV, Inc., its
                                      general partner

                                      By: /s/ Andrew Africk
                                      ---------------------
                                      Name:  Andrew Africk
                                      Title: Vice President



                              /s/ David Margolese
                              -------------------
                              DAVID MARGOLESE

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

                                                                         ANNEX A

                                 WRITTEN CONSENT
                                 OF STOCKHOLDERS
                                 OF CD RADIO INC.

      Pursuant to the provisions of Section 228 of the General Corporation Law of the State of Delaware, I, David Margolese, the holder of the number shares of Common Stock, par value $.001 per share (the "Common Stock"), of CD Radio Inc. (the "Company") indicated below on my own behalf and the holder of the number shares of Common Stock indicated below held by me as Trustee of such shares pursuant to a Voting Trust Agreement, dated as of August 26, 1997, among the Company, Darlene Friedland and myself, as Trustee (the "Voting Trust Agreement"), do hereby consent to, approve and adopt the following resolution:

               WHEREAS, the Board of Directors of the Company has approved the Contemplated Transactions (as such term is defined in that certain Stock Purchase Agreement, dated as of November 13, 1998, by and among the Company, Apollo Investment Fund IV, L.P., a Delaware limited partnership, and Apollo Overseas Partners IV, L.P., a Cayman Islands limited partnership (the "Purchase Agreement")), including, without limitation, the issuance or issuances by the Company of securities convertible into Common Stock equaling 20% or more of the Common Stock or 20% or more of the voting power outstanding before issuance (the "Issuances");

               NOW THEREFORE, BE IT RESOLVED, that the Purchase Agreement and the Contemplated Transactions, including the Issuances, be, and they hereby are, consented to, approved and adopted in all respects.


                            DAVID MARGOLESE,
                            on his own behalf

                            /s/ David Margolese
                            -------------------
                            David Margolese
                            Shares of Common Stock Held: 1,600,000


                            DAVID MARGOLESE,
                            as Trustee with respect to securities of the Company held in trust pursuant to the Voting Trust Agreement

                            /s/ David Margolese
                            -------------------
                            David Margolese, Trustee
                            Shares of Common Stock Held in Trust: 2,834,500

Date: November 13, 1998

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